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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                         Current report pursuant to the
                           Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                                 April 29, 2002
                  --------------------------------------------
                Date of Report (Date of earliest event reported)


                            ENTERBANK HOLDINGS, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                000-24131                                 43-1706259
                ---------                                 ----------
        (Commission File Number)              (IRS Employer Identification No.)

  150 N. Meramec, St. Louis, Missouri                       63105
  -----------------------------------                       -----
(Address of Principal Executive Offices)                  (Zip Code)

                                 (314) 725-5500
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

On April 29, 2002, Enterbank Holdings, Inc. (the "Company") amended its Certificate of Incorporation to change its name to Enterprise Financial Services Corp. The name change was reported in the Company's press release which is filed herewith as Exhibit 99.1. The Amendment to the Certificate of Incorporation as filed in Delaware, its state of incorporation, is filed as Exhibit 99.2 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements.  Not applicable
(b)      Pro forma financial information.  Not applicable
(c)      Exhibits.

         Exhibit No. Description

         99.1 Press Release dated April 29, 2002

         99.2 Amendment to the Certificate of Incorporation dated and filed with the State of Delaware on April 29, 2002


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERBANK HOLDINGS, INC.
Now named Enterprise Financial Services Corp

/s/ Fred H. Eller
-----------------------------
By:  Fred H. Eller
Chief Executive Officer

Date:  April 29, 2002




EXHIBIT INDEX

Exhibit
No.      Description

99.1     Press Release dated April 29, 2002

99.2 Amendment to the Certificate of Incorporation dated and filed with the State of Delaware on April 29, 2002